SUPPLEMENT TO THE SUMMARY PROSPECTUS The date of this supplement is April 10, 2017. For Certain MFS® Funds

Effective immediately, the following sentence is added to the first paragraph in the sub-section entitled “Fees and Expenses” under the main heading entitled “Summary of Key Information”:

Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the fund, which are not reflected below.

Effective immediately, the reference to page H-1 of the fund’s Statement of Additional Information (“SAI”) for “Waivers of Sales Charges” in the sub-section entitled “Fees and Expenses” under the main heading entitled “Summary of Key Information” is hereby replaced with a reference to page 1-1 of the fund’s Prospectus for “Appendix 1 — Waivers and Reductions of Sales Charges.”

1028376	MULTI-SUM-SUP-I-041017